                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       Date of Report (Date of earliest event reported): SEPTEMBER 4, 1997
                                                         -----------------



                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



         MARYLAND                       1-12672                   77-0404318
         --------                       -------                   ----------
(State or other jurisdiction    (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)



          4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



                                 (408) 983-1500
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     In September, 1997, the Company acquired two apartment home communities and one land site, which have not previously been disclosed in a Current Report on Form 8-K, for an aggregate purchase price of approximately $80.09 million. As of September 8, 1997, the Company's portfolio consists of 44 communities containing 11,840 apartment homes and five land sites on which it is building, or plans to commence building in the future, communities, which will contain an aggregate of approximately 1,793 apartment homes. The recently acquired properties are described below. Substantially all of the purchase price for each property acquired was funded by drawing on the Company's $200 million unsecured line of credit from Union Bank of Switzerland and other participating banks. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

     THE PARK APARTMENTS. On September 4, 1997, the Company purchased a 351 apartment home community located in Hacienda Heights, California from Crimson Real Estate Limited Partnership for approximately $20.9 million. The Company intends to renovate the community's leasing office, landscaping and apartment home interiors. In addition, the Company intends to convert 200 carport spaces to garages and add stackable washers and dryers to the apartment homes.

     LAKESIDE APARTMENTS. On September 5, 1997, the Company purchased a 750 apartment home community located in Burbank, California from Olympus/April Joint Venture for approximately $50.26 million. The Company intends to replace the community's roofs and existing galvanized plumbing, convert existing parking facilities to garages, add stackable washers and dryers in the community's two and three bedroom apartment homes, and renovate the interiors of the community's apartment homes, including new carpeting, paint and fixtures. In addition, the Company intends to add an exercise facility adjacent to the community's leasing office.

     MOUNTAIN VIEW LAND SITE. On September 8, 1997, the Company acquired a 1.917 acre land site in Mountain View, California which includes a 50% undivided interest in an existing underground parking garage adjacent to this land site, subject to agreements which specifically allocate parking rights between an adjacent office building and this development, including 266 spaces reserved exclusively for residents of the community planned for this site. The land site was purchased in two separate parcels, one from View Tower One LLC for approximately $3.93 million and the other from Starker Services, Inc. for approximately $5.0 million. The Company intends to build two 12-story towers on this land site, which will contain a total of 266 apartment homes and approximately 10,000 square feet of ground level space for a recreation, leasing and community center. The acquisition of this site includes substantially all necessary public approvals and previously paid city fees totaling approximately $800,000.


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



ITEM 5. OTHER EVENTS.

     In 1996, Bay Apartment Communities, Inc. (the "Company") engaged the services of two consulting firms to compile and analyze data to be used in the daily operational and long-term strategic decision-making of the Company's management. Together, these studies provide the Company with general market overviews, demographic trends, and analyses of effective rents, historical vacancy rates and projects in planning, primarily for counties within the San Francisco Bay Area (defined to include Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Sonoma, Santa Clara and Solano Counties) rental market.

     One report, completed by Ann Roulac and Company, is based on an analysis of the research compiled by RealData, Inc., the current producer of the Bay Area Apartment Market Report (BAAMR), a detailed reference guide to the San Francisco Bay Area apartment market. The scope of Ann Roulac and Company's engagement was to identify 100 plus investment grade apartment properties from the BAAMR database of 450 properties for the Alameda, San Francisco, San Mateo and Santa Clara Counties. The data presented by Ann Roulac and Company are based on surveys with managers of 100 properties in the four subject counties.

     The second report, completed by the Rosen Consulting Group, focused its analyses on five counties (i.e., San Mateo, Santa Clara, Alameda, San Francisco and Orange), four of which are located in the San Francisco Bay Area. In preparing its report, the Rosen Consulting Group analyzed recent economic trends and forecasted employment trends, demographic trends and the affordability and demand for rental units.

         The reports prepared for the Company by Ann Roulac and Company and the Rosen Consulting Group were attached as exhibits to the Company's report on Form 8-K dated July 5, 1996, and an addendum to the report by the Rosen Consulting Group was attached to the Company's report on Form 8-K dated January 21, 1997 as an exhibit thereto. Attached as exhibits hereto are (i) a subsequent report by Ann Roulac and Company dated February, 1997 and (ii) a subsequent addendum to the report by the Rosen Consulting Group. The foregoing description of the contents of the consulting reports does not purport to be complete and is qualified in its entirety by reference to such exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements under Rule 3-14 of Regulation S-X


(b)  Pro Forma Financial Statements


(c)  Exhibits

     23.1 Consent of Coopers & Lybrand L.L.P., Independent Accountants.


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



     23.2 Consent of Ann Roulac and Company.

     23.3 Consent of Rosen Consulting Group.

     99.1 Report by Ann Roulac and Company entitled San Francisco Bay Area Rental Analysis, dated February, 1997.

     99.2 Addendum to the report by Rosen Consulting Group dated July 5, 1996.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of The Park Apartments, Burbank, California (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of The Park Apartments, Burbank, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                 /s/ COOPERS & LYBRAND L.L.P.

San Francisco, California
September 6, 1997

                               THE PARK APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                                     -------




                                                                      Year Ended
                                                                     December 31,
                                                                         1996
                                                                      ----------
Revenues:
    Rental income                                                     $2,668,530
    Other                                                                115,075
                                                                      ----------
                                                                       2,783,605
                                                                      ----------
Direct operating expenses:
    On-site management                                                   318,491
    Real property tax                                                    178,709
    Utilities                                                            188,104
    Repairs and maintenance                                              265,667
    Other                                                                 82,812
                                                                      ----------
                                                                       1,033,783
                                                                      ----------
                  Revenues in excess of direct
                      operating expenses                              $1,749,822
                                                                      ==========



                      The accompanying note is an integral
                        part of this Historical Summary.

                               THE PARK APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------



A.      Property and Basis of Accounting:

        The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of The Park Apartments, located in Burbank, California with 351 apartment homes.

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

        Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Lakeside Apartments, Hacienda Heights, California (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Lakeside Apartments, Hacienda Heights, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                 /s/ COOPERS & LYBRAND L.L.P.

San Francisco, California
September 6, 1997

                               LAKESIDE APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                                     -------




                                                                      Year Ended
                                                                     December 31,
                                                                         1996
                                                                      ----------
Revenues:
    Rental income                                                     $6,140,017
    Other                                                                198,273
                                                                      ----------
                                                                       6,338,290
                                                                      ----------
Direct operating expenses:
    On-site management                                                   682,353
    Real property tax                                                    412,969
    Utilities                                                            315,046
    Repairs and maintenance                                            1,188,274
    Other                                                                206,740
                                                                      ----------
                                                                       2,805,382
                                                                      ----------
                  Revenues in excess of direct
                      operating expenses                              $3,532,908
                                                                      ==========




                      The accompanying note is an integral
                        part of this Historical Summary.

                               LAKESIDE APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------




A.      Property and Basis of Accounting:

        The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Lakeside Apartments, located in Hacienda Heights, California with 750 apartment homes.

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

        Rental income attributable to residential leases is recorded when due from tenants.

                         BAY APARTMENT COMMUNITIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                                 (In thousands)
                                   (Unaudited)



                                                                                1997
                                                            Historical      Acquisitions           Pro Forma
                                                            ----------      ------------           ---------
Assets:
    Real estate assets:
    Land                                                      $152,277          $25,467 A           $177,744
    Buildings and improvements                                 511,583           42,263 A            553,846
    Furniture, fixtures & equipment                             35,542            3,426 A             38,968
                                                              --------         --------             --------
                                                               699,402           71,156              770,558
    Less:   accumulated depreciation                           (52,554)               0              (52,554)
                                                              --------         --------             --------
    Operating real estate assets                               646,848           71,156              718,004

    Construction in progress                                    50,945                0               50,945
                                                              --------         --------             --------
         Net real estate assets                                697,793           71,156              768,949

    Cash & cash equivalents                                        920                0                  920
    Restricted cash                                                960                0                  960
    Other assets, net                                           12,236                0               12,236
                                                              --------         --------             --------
         Total Assets                                         $711,909          $71,156             $783,065
                                                              ========         ========             ========

Liabilities and Shareholders' Equity:
    Liabilities:
    Notes payable                                             $273,688          $70,103 B           $343,791
    Accounts payable and accrued expenses                        5,450                0                5,450
    Dividends payable                                            8,939                0                8,939
    Other liabilities                                            4,553            1,053 C              5,606
                                                              --------         --------             --------
         Total Liabilities                                     292,630           71,156              363,786

    Minority interest                                            7,002                0                7,002

    Shareholders' Equity:
    Preferred stock                                                 27                0                   27
    Common stock                                                   190                0                  190
    Paid in capital                                            435,723                0              435,723
    Dividends in excess of accumulated earnings                (23,663)               0              (23,663)
                                                              --------         --------             --------
         Total Shareholders' Equity                            412,277                0              412,277
                                                              --------         --------             --------
         Total Liabilities and Shareholders' Equity           $711,909          $71,156             $783,065
                                                              ========         ========             ========

                         BAY APARTMENT COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE TWELVE MONTHS ENDED
                               DECEMBER 31, 1996
                          (In thousands, except share
                              and per share data)
                                   (Unaudited)


                                                                    1997
                                                Historical       Acquisitions          Pro Forma
                                                ----------       ------------          ---------
Revenue:
Rental                                             $80,377            $8,809 D           $89,186
Other                                                2,216               313 D             2,529
                                                ----------        ----------          ----------
     Total revenue                                  82,593             9,122              91,715
                                                ----------        ----------          ----------
Expenses:
Property operating                                  18,924             3,047 E            21,971
Property taxes                                       6,353               592 E             6,945
General and administrative                           3,895               201 E             4,096
Interest and financing                              14,276             4,398 F            18,674
Depreciation and amortization                       18,689             1,898 G            20,587
                                                ----------        ----------          ----------
     Total expenses                                 62,137            10,136              72,273
                                                ----------        ----------          ----------
Income before minority interest and
     extraordinary item                             20,456            (1,014)             19,442

     Minority interest                                (319)                -                (319)
                                                ----------        ----------          ----------
Income before extraordinary item                    20,137            (1,014)             19,123

     Extraordinary item                               (511)                -                (511)
                                                ----------        ----------          ----------
Net income                                          19,626            (1,014)             18,612

     Preferred dividend requirement                 (4,264)                -              (4,264)
                                                ----------        ----------          ----------
Earnings available to common shares                $15,362           ($1,014)            $14,348
                                                ==========        ==========          ==========

Weighted average shares outstanding             15,126,242                            15,126,242
                                                ==========                            ==========
Per share                                            $1.02                                 $0.95
                                                ==========                            ==========

1.    Basis of Presentation:

The pro forma financial statements of Bay Apartment Communities, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet has been prepared as if the acquisition of the two apartment communities as of September 5, 1997 (the "1997 Acquisition Communities"), had occurred on December 31, 1996. The pro forma consolidated balance sheet does not reflect the acquisition of two land site parcels for $8.93 million described herein. The pro forma consolidated statement of operations for the twelve months ended December 31, 1996, has been prepared as if the above mentioned events had occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.

2.    PRO FORMA ADJUSTMENTS:

A - Additional real estate assets are attributable to the 1997 Acquisition Communities which consist of the $50.3 million acquisition of the Lakeside Apartments, and the $20.9 million acquisition of the The Park Apartments.

B - Increase in notes payable is attributable to cash used to acquire the 1997 Acquisition Communities which was drawn from the Credit Facility.

C - Increase in other liabilities is attributable to resident deposits and accrued property taxes from the 1997 Acquisition Communities.

D - Additional rental and other revenue is attributable to the 1997 Acquisition Communities.

E - Additional property operating expense, property tax expense, and general and administrative expense are attributable to the 1997 Acquisition Communities.

F - Additional interest and financing expense is attributable to the interest incurred on funds obtained from the Credit Facility which were used to acquire the 1997 Acquisition Communities.

G - Depreciation expense attributable to the 1997 Acquisition Communities has been computed using the straight-line method over 30 years for buildings and 7 years for furniture, fixtures and equipment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                   BAY APARTMENT COMMUNITIES, INC.



Dated:  September 8, 1997          By: /s/ Jeffrey B. Van Horn
                                       ----------------------------------------
                                       Jeffrey B. Van Horn
                                       Vice President, Chief Financial Officer
                                       and Secretary




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